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                                                                   Exhibit 12.5

                  Nippon Telegraph and Telephone Corporation
    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                           (18 U.S.C. Section 1350)

   Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

    1. I, Norio Wada, am the Chief Executive Officer of Nippon Telegraph and Telephone Corporation (the "Company");

    2. The Company's annual report on Form 20-F for the year ended March 31, 2003 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    3. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 3, 2003


                                              By:        /s/  NORIO WADA
                                                  -----------------------------
                                                           Norio Wada
                                                            President
                                                     Chief Executive Officer